UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2004

CARDIOGENESIS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (I.R.S. Employer Identification No.)

26632 Towne Centre Drive, Suite 320
Foothill Ranch, CA 92610
(Address of Principal Executive Offices)
(Zip Code)

(714) 649-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 25, 2004, the Company issued a press release announcing that the U.S. Food and Drug Administration was unable to reach a favorable outcome with respect to the Company’s supplemental premarket approval application for Percutaneous Myocardial Revascularization (PMR). A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed with this Report

Exhibit No.	Description

Exhibit 99.1	Press Release issued by CardioGenesis Corporation, dated March 25, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2004	CARDIOGENESIS CORPORATION

	By:	/s/ Christine G. Ocampo

Christine G. Ocampo Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release issued by CardioGenesis Corporation, dated March 25, 2004